United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

Collective Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14770	43-1813160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3231 Southeast Sixth Avenue, Topeka, Kansas		66607
(Address of principal executive offices)		(Zip Code)

(785) 233-5171

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 1, 2012, Collective Brands, Inc. (the “Company”) sent an e-mail to employees of the Company, which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This report contains assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements”. All statements included or incorporated by reference in this report, other than statements that are historical facts, are forward-looking statements. The words “believe”, “expected”, “should” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are estimates and projections reflecting management’s reasonable judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to forward-looking statements, management has made assumptions regarding, among other things, customer spending patterns, weather, pricing, operating costs, the timing of various events and the economic and regulatory environment. A variety of factors could cause actual results and experience to differ materially from the anticipated results or expectations expressed in forward-looking statements. These risks and uncertainties that may affect the operations, performance and results of the Company’s business include, but are not limited to: (i) the impact of competition and pricing; (ii) changes in consumer preferences and spending patterns; (iii) general economic, business and social conditions in the countries where the Company sources products and/or supplies or has or intends to open stores; (iv) changes in weather patterns; (v) the inability to renew material leases, licenses or contracts upon their expiration; (vi) the ability to identify and negotiate leases for new locations on acceptable terms or to terminate unwanted leases on acceptable terms; (vii) the financial condition of suppliers; (viii) changes in existing or potential duties, tariffs or quotas, and the application thereof; (ix) changes in relationships between the U.S. and foreign countries as well as between foreign countries; (x) economic and political instability in foreign countries or restrictive actions by the governments of foreign countries in which suppliers and manufacturers from whom the Company sources are located or in which the Company does business; (xi) changes in trade, intellectual property, customs and/or tax laws; (xii) fluctuations in currency exchange rates (e.g. yuan, Canadian dollar, euro); (xiii) the ability to hire, train and retain associates; (xiv) performance of other parties in strategic alliances; (xv) outcomes of intellectual property or employment litigation, and class actions; (xvi) the ability to comply with local laws in foreign countries; (xvii) the Company’s ability to maintain and upgrade information systems; (xviii) threats or acts of terrorism or war; (xix) strikes, work stoppages and/or slowdowns by unions that play a significant role in the manufacture, distribution or sale of product; (xx) changes in commodity prices such as oil; (xxi) uncertainties associated with the proposed sale of the Company to an entity controlled by Blum Strategic Partners IV, L.P., Golden Gate Capital Opportunity Fund, L.P. and Wolverine World Wide, Inc., including uncertainties relating to the anticipated timing of filings and approvals relating to the proposed merger and the sale of the Collective Brands Performance + Lifestyle Group business to a wholly owned subsidiary of Wolverine, the expected timing of completion of the proposed merger and such sale, the satisfaction of the conditions to the consummation of the proposed merger and such sale, including financing conditions, the ability to complete the proposed merger and such sale and the impact of the pending transactions on the Company’s businesses, employees, customers and suppliers; and (xxii) other risks referenced from time to time in filings of the Company with the Securities and Exchange Commission (the “SEC”), including the Company’s annual report on Form 10-K for the year ended January 28, 2012 in Part I, Item 1A, “Risk Factors”.

The Company believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this report. Any or all of the Company’s forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond the Company’s control.

Additional Information and Where to Find It

In connection with the proposed merger, the Company will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Collective Brands, Inc., 3231 Southeast Sixth Avenue, Topeka, Kansas 66607, telephone: (785) 233-5171, or from the Company’s website, http://www.collectivebrands.com.

Participants in Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2012. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	E-mail to Employees, dated May 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE BRANDS, INC.

Date: May 1, 2012

	By:	/s/ Douglas J. Treff
Douglas J. Treff Executive Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	E-mail to Employees, dated May 1, 2012.